EXHIBIT 10.1

PORTIONS HEREIN IDENTIFIED BY [*****] HAVE BEEN EXCLUDED  FROM THIS EXHIBIT BECAUSE THE EXCLUDED  INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Grant ID: DP160012	PI/PD/CR: Jeff Hutchins

No Cost Extension with Attachment F

As indicated by the signatures below, the INSTITUTE and the RECIPIENT agree to the following amendments to the CPRIT Contract:

Original Contract End Date: 31 May 2019

Current Contract End Date: 31 May 2019

Proposed Contract End Date: 30 Nov 2019

Justification: [*****].

Contract Document F: Parties hereby agree that the RECIPIENT is granted a six-month extension of time from the date of the original contract termination date reflected in Section 2.03 of the Contract, for purposes of concluding the approved scope of work as authorized by the Contract. Accordingly, the May 31, 2019 termination date is deleted in Section 2.03 and replaced with November 30, 2019. All terms and conditions of the Contract continue during the extension period. Parties agree that this extension is a “no-cost” extension and approval of this amendment does not approve, grant or confer additional grant funds in excess of the amount originally awarded.

Description: The May 31, 2019 termination date is deleted in Section 2.03 and replaced with November 30, 2019.

RECIPIENT Pelican Therapeutics ASO Name: Jasuja, Rahul Submitted Date: 06 Mar 2019	INSTITUTE Cancer Prevention & Research Institute of Texas CEO Name: Roberts, Wayne Approved Date: 12 Apr 2019